Exhibit 10.27


                                ESCROW AGREEMENT


     THIS ESCROW AGREEMENT is made and entered into as of this 29th day of March, 2000, by and between the CITY OF BLACK HAWK, COLORADO (the "City"), WINDSOR WOODMONT BLACK HAWK RESORT CORP., a Colorado corporation (the "Developer"), and NORWEST BANK MINNESOTA, N.A. (the "Escrow Agent").

                                R E C I T A L S:
                                ----------------

     A. The City and Developer have entered into a Site Improvement Agreement pursuant to Section 18-241(3) of the City of Black Hawk Municipal Code.

     B. Pursuant to paragraph 2 of the Site Improvement Agreement and Section 18-241(3) of the City of Black Hawk Municipal Code, the Developer is required to provide Completion Funds to the City in the amount of Five Million Seven Hundred Ninety-four Thousand Five Hundred Twenty-two and 80/100 Dollars ($5,794,522.80), which amount constitutes 110% of the amount necessary to complete the Excavation Project which is the subject matter of the Site Improvement Agreement.

     C. The Completion Funds are to be held in escrow for the benefit of the City to be utilized and disbursed pursuant to the terms of this Escrow Agreement.

     D. The Escrow Agent has agreed to hold the funds in escrow, as provided in the Site Improvement Agreement and pursuant to this Escrow Agreement.

     NOW, THEREFORE, in consideration of the above Recitals, which are a material part of this Agreement, and the mutual promises and covenants hereinafter set forth, the parties hereto agree as follows:

     1. The Developer has deposited the sum of Five Million Seven Hundred Ninety-four Thousand Five Hundred Twenty-two and 80/100 Dollars ($5,794,522.80) (the "Completion Funds") in Account No. 13650800, at Norwest Bank Minnesota, N.A. (the "Escrow Account"), to be held in the name of Escrow Agent for the use and benefit of the Developer and the City, pursuant to the terms set forth below.

     2. The Completion Funds are to be used solely and exclusively for the completion of an excavation project to be performed by D.H. Blattner & Sons, Inc. (the "Excavation Contractor") for the Developer on a development project in the City commonly known and referred to as Black Hawk Casino by Hyatt. The Excavation Contractor and Developer have entered into the Standard Form of Agreement between Owner and Contractor dated May 14, 1998, as amended by an Amendment dated June 15, 1998 and by a Second Amendment dated December 31, 1999 (collectively the "Excavation Contract"). The Excavation Contract is incorporated herein by reference.

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                                      -2-


     3. The Escrow Agent is directed and authorized to disburse the Completion Funds from the Escrow Account to the Excavation Contractor upon the satisfaction of the following requirements:

            (A) Receipt of an Application for Payment from the Excavation Contractor (which Application shall be made no more than once per month and shall be tied to progress toward completion of the excavation project, as identified in the Application), approved for payment by the Developer, and RE Tech & Incorporated, as the Independent Construction Consultant (the AICC@), pursuant to that certain Cash Collateral and Disbursement Agreement among Sun Trust Bank, Hyatt Gaming Management, Inc., First American Heritage Title Company, RE Tech & Incorporated, and Developer dated as of March 14, 2000 (the ACCDA@); and

            (B) Written acknowledgment from the Development Coordinator of the City that the Application for Payment may be paid. The City's affirmation shall not constitute approval by the City of the Excavation Project, or any portion thereof.

     4. Upon approval of an Application for Payment from the Excavation Contractor by the Developer, Developer shall provide a complete copy of the Application for Payment to the City together with written notice that the Developer has approved the same. Upon receipt of the Application for Payment and Developer=s notice of approval, the City shall have five (5) business days within which to provide the acknowledgment referenced in paragraph 3(B) above to the Escrow Agent. Such acknowledgment shall not be unreasonably denied or withheld by the City.

     5. Upon completion of the Excavation Contract by the Developer, as provided in Section 18-254 of the City of Black Hawk Municipal Code, Escrow Agent shall be jointly directed and authorized by the City and the Developer to return all undisbursed Completion Funds then remaining in the Escrow Account to the Developer. Such funds shall be transferred by Escrow Agent to, and deposited in the Construction Disbursement Accounts under the CCDA.

     6. Notwithstanding any provision herein to the contrary, in the event work is stopped on the Excavation Contract, for a period of ten (10) consecutive days or more, other than for a demonstrated force majeure, the Escrow Agent is authorized and directed to, and the Escrow Agent shall disburse then remaining Completion Funds from the Escrow Account to the City, upon demand by the City, pursuant to paragraph 3 of the Site Improvement Agreement. The form of instruction to be provided by the City to the Escrow Agent is attached hereto and incorporated herein as Exhibit A.

     7. The Escrow Agent shall not make any disbursement of Completion Funds to the Excavation Contractor pursuant to paragraph 3 above unless and until all conditions to such disbursement under Section 9.2 of the CCDA have been

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                                      -3-


fulfilled, and such disbursement shall be subject to all the conditions and requirements of a disbursement out of the Construction Disbursement Accounts under the CCDA.

     8. All notices required under this Escrow Agreement shall be in writing and shall be hand delivered or sent by registered or certified mail, return receipt requested, postage prepaid, to the addresses of the parties herein set forth. All notices to be given shall be considered effective upon hand delivery or 72 hours after deposit in the United States Mail (in the event of mailed notice, it shall also be sent by facsimile transmission to the numbers set forth below, with confirmed receipt). Either party by notice so given may change the address to which future notices shall be sent.

                  Notice to the City:

                  Development Coordinator
                  City of Black Hawk
                  P.O. Box 17
                  Black Hawk, Colorado 80422
                  Fax No.: (303) 582-5221

                  With a copy to:

                  James S. Maloney, Esq.
                  Black Hawk City Attorney
                  Hayes, Phillips & Maloney, P.C.
                  1350 Seventeenth Street, Suite 450
                  Denver, Colorado 80202
                  Fax No.: (303) 825-1629

                  Notice to Developer:

                  Windsor Woodmont Black Hawk Resort Corp.
                  2231 Valdina Street
                  Dallas, Texas 75207
                  Attention: Daniel P. Robinowitz
                  Fax No.: (214) 631-4945

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                                      -4-


                  With a copy to:

                  Scott D. Albertson, Esq.
                  Holley, Albertson & Polk, P.C.
                  1667 Cole Boulevard, Suite 100
                  Golden, Colorado 80401
                  Fax No.: (303) 233-2860

                  Notice to Escrow Agent:

                  Norwest Bank Minnesota, N.A.
                  Master Trust and Custody
                  3300 West Sahara, 1st Floor
                  Las Vegan, Nevada 89102
                  Attention: Kristy M. Perez
                  Fax No.: (702) 765-3195

     9. The laws of the state of Colorado shall govern the validity, performance and enforcement of this Escrow Agreement. Should any party institute legal suit or action for enforcement of any obligation contained herein, it is agreed that venue of such suit or action shall be in Gilpin County, Colorado.

     10. Developer shall be responsible for payment of all fees and expenses of Escrow Agent, pursuant to the schedule attached hereto and incorporated herein as Exhibit B.

     IN WITNESS WHEREOF, the parties have set their hands and seals as of the date and year first above written.


                                           CITY OF BLACK HAWK, COLORADO

                                           BY:  /s/  Kathryn E. Eccker
                                              -------------------------------
                                                     Kathryn E. Eccker, Mayor
ATTEST:
By:  /s/  Deborah S. Yancy
  --------------------------------
          Deborah S. Yancy, CMC,
          City Clerk

APPROVED AS TO FORM:

By:  /s/  James S. Maloney
  --------------------------------
          James S. Maloney,
          City Attorney

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                                      -5-



                                           WINDSOR WOODMONT BLACK HAWK
                                           RESORT CORP.

                                           BY:  /s/  Daniel P. Robinowitz
                                              ---------------------------------
                                                     Daniel P. Robinowitz,
                                                     President

STATE OF Colorado  )
                   ) SS.
COUNTY OF Jefferson)

     The foregoing instrument was acknowledged before me this 29th day of March, 2000 by Daniel P. Robinowitz, as President of Windsor Woodmont Black Hawk Resort Corp., a Colorado corporation.

     My commission expires: 4/12/2004

     WITNESS my hand and official seal.

                                           By:  /s/  Kathleen W. Cooper
                                           ------------------------------------
                                                     Kathleen W. Cooper
                                                     Notary Public


                                           NORWEST BANK MINNESOTA, N.A.

                                           BY:  /s/  Dawn R. Lake
                                              ---------------------------------
                                                     Dawn R. Lake
                                                     Assistant Vice President

STATE OF Nevada)
               ) SS.
COUNTY OF Clark)

     The foregoing instrument was acknowledged before me this 29th day of March, 2000 by /s/ Dawn R. Lake as Assistant Vice President of Norwest Bank Minnesota, N.A.

         My commission expires:

         WITNESS my hand and official seal.

                                           By:  /s/  Marie C. Bry
                                           ------------------------------------
                                                     Marie C. Bry
                                                     Notary Public

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                                   EXHIBIT A

                      FORM OF INSTRUCTION TO ESCROW AGENT



     The undersigned a duly authorized representative of the CITY OF BLACK HAWK COLORADO (the "City"), hereby instructs Norwest Bank of Minnesota (the "Escrow Agent") with reference to Paragraph 6 of the Escrow Agreement, a copy of which is attached hereto, to disburse the remaining Completion Funds from the Escrow Account to the City of Black Hawk.

IN WITNESS WHEREOF, City has extended and delivered this Instruction to the
Escrow Agent as of the               day of                 , 2000.



                                           CITY OF BLACK HAWK, COLORADO

                                           By:
                                              ---------------------------------

                                           Name
                                               --------------------------------

                                           Title
                                                -------------------------------

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                                    EXHIBIT B


                 WINDSOR WOODMONT BLACK HAWK RESORT CORPORATION
                               CITY OF BLACK HAWK
                               ESCROE FEE SHCEDULE


ACCEPTANCE FEE:                                                    $1,500.00

For initial services including examination of the Escrow Agreement and all supporting documents. This is a one-time fee payable upon the opening of the account.

ADMINISTRATION FEE:                                                $1,500.00

An annual charge or any portion of a 12-month period thereof. This fee is payable upon the opening of the account and annually thereafter. This charge is not prorated for the first year.

All balances will be maintained in Well Fargo Stagecoach Money Market Funds.

EXTRAORDINARY SERVICES:

For any services other than those covered by the aformentioned, a special per hour charge will be made to commensurate with the character of the service, time required and responsibility involved. Such services include but are not limited to excessive administrative time, attendance at closings, specialized reports and record-keeping, unusual certification, etc.

Fee schedule is in effect 3/22/00 through 12/31/2002.


Windsor Woodmont Black Hawk Resort Corporation

By:
   --------------------------------

    Its
       ----------------------------

Date
    -------------------------------


Norwest Bank Minnesota, N. A.

By:  /s/  Dawn R. Lake
   --------------------------------
          Dawn R. Lake
          Assistant Vice President

Date
    -------------------------------